Exhibit (b)

Japan Smaller Capitalization Fund, Inc.

Worldwide Plaza
309 West 49th Street
New York, NY 10019
Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Yutaka Itabashi, certify that:

1.  The Form N-CSR of Japan Smaller Capitalization Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Japan Smaller Capitalization Fund, Inc.

Date: May 14, 2015	/s/ Yutaka Itabashi
Yutaka Itabashi President and Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Japan Smaller Capitalization Fund, Inc. and will be retained by Japan Smaller Capitalization Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Japan Smaller Capitalization Fund, Inc.

Worldwide Plaza
309 West 49th Street
New York, NY 10019
Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Amy J. Marose, certify that:

1.  The Form N-CSR of Japan Smaller Capitalization Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Japan Smaller Capitalization Fund, Inc.

Date: May 14, 2015	/s/ Amy J. Marose
Amy J. Marose Treasurer and Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Japan Smaller Capitalization Fund, Inc. and will be retained by Japan Smaller Capitalization Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.